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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          DATE OF REPORT: JULY 8, 2003
                        (Date of earliest event reported)



                              SUN COMMUNITIES, INC.
             (Exact name of registrant as specified in its charter)



MARYLAND                   COMMISSION FILE NO. 1-12616                38-2730780
(State of Organization)                                  (IRS Employer I.D. No.)


                               27777 FRANKLIN ROAD
                                    SUITE 200
                           SOUTHFIELD, MICHIGAN 48034
                    (Address of principal executive offices)



                                 (248) 208-2500
              (Registrant's telephone number, including area code)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On July 14, 2003, Sun Communities, Inc. (the "Company"), filed a current report on Form 8-K reporting that its Board of Directors decided to engage Grant Thornton LLP effective immediately as the Company's independent auditor for the fiscal year ending December 31, 2003, and decided to no longer engage PricewaterhouseCoopers LLP as the Company's independent auditor.

         The Company provided PricewaterhouseCoopers LLP with a copy of the disclosures set forth in its Form 8-K filed on July 14, 2003. The Company is filing this amendment to its Form 8-K to attach as Exhibit 16 a copy of PricewaterhouseCoopers LLP's letter, dated July 14, 2003, stating its agreement with the Company's statements concerning PricewaterhouseCoopers LLP in the Company's Form 8-K filed July 14, 2003.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  Exhibits

16. Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated July 14, 2003.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 15, 2003        SUN COMMUNITIES, INC.

                             By:  /s/ Jeffrey P. Jorissen
                                ------------------------------------------------
                                  Jeffrey P. Jorissen, Executive Vice President, Treasurer, Chief Financial Officer, and Secretary


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                                  Exhibit Index

Exh. NO            Description
-------            -----------
  16. Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated July 14, 2003.